Exhibit 99.2

STANCORP FINANCIAL GROUP, INC.

STATISTICAL SUPPLEMENT

September 30, 2015

(Unaudited)

Financial measures that exclude after-tax merger related expenses*, after-tax net capital gains and losses and accumulated other comprehensive income (loss) are non-GAAP (Generally Accepted Accounting Principles in the United States) measures. To provide investors with a broader understanding of earnings, the Company provides net income per diluted share excluding after-tax merger related expenses* and after-tax net capital gains and losses, along with the GAAP measure of net income per diluted share, because merger related expenses* and capital gains and losses are not likely to occur in a stable pattern.

Net income return on average equity excluding after-tax merger related expenses* and after-tax net capital gains and losses from net income and accumulated other comprehensive income (loss) from equity is furnished along with the GAAP measure of net income return on average equity because management believes providing both measures gives investors a broader understanding of net income return on average equity. Measuring net income return on average equity excluding accumulated other comprehensive income (loss) excludes the effect of market value fluctuations of the Company’s fixed maturity securities associated with changes in interest rates and other market data. Management believes that measuring net income return on average equity excluding accumulated other comprehensive income (loss) is important to investors because the low turnover of the Company’s portfolio of fixed maturity securities may not be such that unrealized gains and losses reflected in accumulated other comprehensive income (loss) are ultimately realized. Furthermore, for the purpose of calculating this ratio, management believes exclusion of accumulated other comprehensive income (loss) provides investors with a better measure of return. Certain prior period amounts may have been reclassified to conform to the current period’s presentation.

Effective January 1, 2015, the Company adopted Accounting Standards Update (“ASU”) No. 2014-01, Accounting for Investments in Qualified Affordable Housing Projects, on a retrospective basis. In accordance with ASU No. 2014-01, the Company has adjusted its financial results for the periods prior to the first quarter of 2015.

* Represents costs incurred in 2015 related to the proposed merger with Meiji Yasuda.

StanCorp Financial Group, Inc.

1100 SW Sixth Avenue

Portland, Oregon 97204

Investor Inquiries:

Jeff Hallin

Phone: (971) 321-6127

Fax: (971) 321-5037

jeff.hallin@standard.com

www.stancorpfinancial.com

STANCORP FINANCIAL GROUP, INC.

Financial Highlights

(Dollars in millions-except per share data)

CONSOLIDATED

						2015			2014
2010	2011	2012	2013	2014		3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Income (loss) before income taxes:
$310.4	$203.5	$189.1	$284.0	$269.4	Insurance Services	$77.4	$74.7	$74.9	$72.0	$93.6	$44.0	$59.8
55.5	61.3	64.0	79.3	77.9	Asset Management	19.0	24.5	19.4	18.7	20.8	22.0	16.4
(84.0)	(66.3)	(56.3)	(33.8)	(42.2)	Other	(15.4)	(9.8)	(16.9)	(14.5)	(11.5)	(8.7)	(7.5)

281.9	198.5	196.8	329.5	305.1	Total income before income taxes	81.0	89.4	77.4	76.2	102.9	57.3	68.7
95.7	61.6	59.6	103.9	94.8	Income taxes	25.8	25.1	20.9	24.6	33.1	16.5	20.6

$186.2	$136.9	$137.2	$225.6	$210.3	Net income	$55.2	$64.3	$56.5	$51.6	$69.8	$40.8	$48.1

					Net income per common share:
$3.98	$3.05	$3.10	$5.10	$4.89	Basic	$1.30	$1.52	$1.34	$1.23	$1.63	$0.94	$1.10
3.96	3.04	3.09	5.07	4.84	Diluted	1.28	1.50	1.32	1.21	1.62	0.93	1.08

					Share data:
46,774,277	44,876,650	44,283,771	44,243,364	43,018,215	Basic weighted-average	42,322,478	42,248,656	42,130,728	42,110,016	42,777,337	43,311,156	43,896,627
47,006,228	45,016,070	44,359,891	44,527,405	43,455,136	Diluted weighted-average	43,050,050	42,816,712	42,673,025	42,563,312	43,184,170	43,710,063	44,381,944
46,159,387	44,268,859	44,419,448	44,126,389	42,077,825	At period end	42,342,304	42,289,837	42,186,489	42,077,825	42,475,479	42,949,566	43,748,487

$186.2	$136.9	$137.2	$225.6	$210.3	Net income	$55.2	$64.3	$56.5	$51.6	$69.8	$40.8	$48.1
—	—	—	—	—	After-tax merger related expenses*	(3.0)	(2.2)	—	—	—	—	—
(30.5)	(4.1)	(5.2)	(7.6)	(7.6)	After-tax net capital (losses) gains	(3.9)	(0.3)	(5.4)	(4.2)	(3.0)	0.3	(0.7)

$216.7	$141.0	$142.4	$233.2	$217.9	Net income excluding after-tax merger related expenses* and after-tax net capital (losses) gains	$62.1	$66.8	$61.9	$55.8	$72.8	$40.5	$48.8

$(49.0)	$(6.3)	$(8.4)	$(12.8)	$(12.1)	Net capital (losses) gains	$(6.2)	$(0.5)	$(8.6)	$(6.8)	$(4.7)	$0.5	$(1.1)
(18.5)	(2.2)	(3.2)	(5.2)	(4.5)	Tax (benefit) expense on net capital (losses) gains	(2.3)	(0.2)	(3.2)	(2.6)	(1.7)	0.2	(0.4)

$(30.5)	$(4.1)	$(5.2)	$(7.6)	$(7.6)	After-tax net capital (losses) gains	$(3.9)	$(0.3)	$(5.4)	$(4.2)	$(3.0)	$0.3	$(0.7)

					Net income per diluted common share:
$3.96	$3.04	$3.09	$5.07	$4.84	Net income	$1.28	$1.50	$1.32	$1.21	$1.62	$0.93	$1.08
—	—	—	—	—	After-tax merger related expenses*	(0.07)	(0.05)	—	—	—	—	—
(0.65)	(0.09)	(0.12)	(0.17)	(0.17)	After-tax net capital (losses) gains	(0.09)	(0.01)	(0.13)	(0.10)	(0.07)	—	(0.02)

$4.61	$3.13	$3.21	$5.24	$5.01	Net income excluding after-tax merger related expenses* and after-tax net capital (losses) gains	$1.44	$1.56	$1.45	$1.31	$1.69	$0.93	$1.10

$1,891.4	$1,987.4	$2,164.7	$2,145.6	$2,155.6	Shareholders’ equity	$2,272.0	$2,238.3	$2,256.8	$2,155.6	$2,255.7	$2,251.6	$2,218.7
160.9	235.1	309.3	134.7	114.3	Accumulated other comprehensive income	36.7	65.7	153.3	114.3	188.7	225.9	184.9

$1,730.5	$1,752.3	$1,855.4	$2,010.9	$2,041.3	Shareholders’ equity excluding accumulated other comprehensive income	$2,235.3	$2,172.6	$2,103.5	$2,041.3	$2,067.0	$2,025.7	$2,033.8

10.3%	7.1%	6.6%	10.5%	9.8%	Net income return on average equity	9.8%	11.4%	10.2%	9.4%	12.4%	7.3%	8.8%
11.0	7.9	7.6	11.7	10.4	Net income return on average equity (excluding accumulated other comprehensive income)	10.0	12.0	10.9	10.0	13.6	8.0	9.5
12.8	8.1	7.9	12.1	10.8	Net income return on average equity (excluding after-tax merger related expenses*, after-tax net capital (losses) gains and accumulated other comprehensive income)	11.3	12.5	11.9	10.9	14.2	8.0	9.7

					Book value per common share:
$40.98	$44.89	$48.73	$48.62	$51.23	Including accumulated other comprehensive income	$53.66	$52.93	$53.50	$51.23	$53.11	$52.42	$50.71
3.49	5.31	6.96	3.05	2.72	Accumulated other comprehensive income	0.87	1.56	3.64	2.72	4.45	5.26	4.22

$37.49	$39.58	$41.77	$45.57	$48.51	Excluding accumulated other comprehensive income	$52.79	$51.37	$49.86	$48.51	$48.66	$47.16	$46.49

3,091	2,974	2,875	2,702	2,803	Number of employees	2,740	2,739	2,781	2,803	2,787	2,748	2,733

* Represents costs incurred in 2015 related to the proposed merger with Meiji Yasuda.

STANCORP FINANCIAL GROUP, INC.

Financial Results

(In millions)

CONSOLIDATED

						2015			2014
2010	2011	2012	2013	2014		3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
$2,097.7	$2,153.3	$2,163.9	$2,124.3	$2,052.4	Premiums	$538.5	$542.6	$532.1	$515.8	$507.3	$519.2	$510.1
116.5	115.5	114.7	121.6	130.8	Administrative fees	32.5	33.1	32.7	33.8	32.8	32.6	31.6
603.7	619.2	641.6	643.5	617.2	Net investment income	153.7	159.3	153.3	155.9	152.6	154.8	153.9
					Net capital (losses) gains:
(0.7)	(1.8)	(3.2)	(1.1)	(1.2)	Total other-than-temporary impairment losses on fixed maturity securities—available-for-sale	(2.9)	(1.6)	—	(0.8)	(0.3)	(0.1)	—
(48.3)	(4.5)	(5.2)	(11.7)	(10.9)	All other net capital (losses) gains	(3.3)	1.1	(8.6)	(6.0)	(4.4)	0.6	(1.1)

(49.0)	(6.3)	(8.4)	(12.8)	(12.1)	Total net capital (losses) gains	(6.2)	(0.5)	(8.6)	(6.8)	(4.7)	0.5	(1.1)

2,768.9	2,881.7	2,911.8	2,876.6	2,788.3	Total revenues	718.5	734.5	709.5	698.7	688.0	707.1	694.5

					Benefits and expenses:
1,619.8	1,771.2	1,793.0	1,655.4	1,582.2	Benefits to policyholders	404.3	404.7	398.7	394.1	360.8	426.2	401.1
158.4	161.0	171.3	176.4	164.6	Interest credited	35.4	40.9	41.1	41.8	38.7	40.6	43.5
446.2	471.2	470.5	442.6	470.6	Operating expenses	127.0	128.2	121.9	122.3	119.9	115.3	113.1
206.1	218.7	203.7	207.9	207.2	Commissions and bonuses	56.9	53.4	60.7	52.5	53.2	49.7	51.8
34.7	36.7	37.5	35.3	31.5	Premium taxes	9.8	9.6	9.1	6.8	7.5	8.1	9.1
38.9	38.9	39.9	34.4	31.8	Interest expense	7.8	7.7	7.8	7.7	7.8	7.9	8.4
(76.0)	(81.7)	(71.4)	(76.9)	(80.1)	Deferral of acquisition costs	(23.0)	(18.5)	(25.0)	(21.2)	(22.2)	(16.5)	(20.2)
58.9	67.2	70.5	72.0	75.4	Amortization of deferred acquisition costs, value of business acquired and other intangible assets	19.3	19.1	17.8	18.5	19.4	18.5	19.0

2,487.0	2,683.2	2,715.0	2,547.1	2,483.2	Total benefits and expenses	637.5	645.1	632.1	622.5	585.1	649.8	625.8

281.9	198.5	196.8	329.5	305.1	Income before income taxes	81.0	89.4	77.4	76.2	102.9	57.3	68.7

95.7	61.6	59.6	103.9	94.8	Income taxes	25.8	25.1	20.9	24.6	33.1	16.5	20.6

186.2	136.9	137.2	225.6	210.3	Net income	55.2	64.3	56.5	51.6	69.8	40.8	48.1

					Other comprehensive income (loss), net of tax:
					Unrealized gains (losses) on securities—available-for-sale:
100.5	103.4	71.4	(205.3)	50.3	Net unrealized capital gains (losses) on securities available-for-sale	(21.1)	(105.9)	37.3	(5.0)	(37.0)	41.1	51.2
(9.6)	(5.9)	(3.6)	(4.5)	(2.0)	Reclassification adjustment for net capital (gains) losses included in net income	2.9	(0.5)	(0.3)	0.1	(0.6)	(0.6)	(0.9)
					Unrealized gains on derivative instruments:
—	—	—	—	—	Net unrealized gains (losses) on cash flow hedges	(13.0)	16.5	—	—	—	—	—
					Employee benefit plans:
(5.0)	(26.6)	—	41.2	(70.4)	Prior service (cost) credit and net gains (losses) arising during the period, net	—	—	(0.1)	(70.0)	—	—	(0.4)
3.6	3.3	6.4	(6.0)	1.7	Reclassification adjustment for amortization to net periodic pension cost (credit), net	2.2	2.3	2.1	0.5	0.4	0.5	0.3

89.5	74.2	74.2	(174.6)	(20.4)	Total	(29.0)	(87.6)	39.0	(74.4)	(37.2)	41.0	50.2

$275.7	$211.1	$211.4	$51.0	$189.9	Comprehensive income (loss)	$26.2	$(23.3)	$95.5	$(22.8)	$32.6	$81.8	$98.3

					Statutory data - insurance subsidiaries:*
$317.4	$185.1	$182.3	$272.8	$268.5	Net gain from operations before federal income taxes and realized capital gains (losses)	$85.0	$69.1	$70.3	$60.7	$108.9	$48.3	$50.6
202.4	143.1	138.8	197.9	212.6	Net gain from operations after federal income taxes and before realized capital gains (losses)	69.1	57.6	62.9	50.4	80.9	40.4	40.9
1,226.8	1,193.1	1,259.6	1,359.0	1,228.4	Capital and surplus	1,234.1	1,221.9	1,233.7	1,228.4	1,188.8	1,358.9	1,357.5
95.6	107.2	117.5	127.5	106.2	Asset valuation reserve	105.2	106.1	105.5	106.2	131.7	132.2	129.8

*	Statutory data represents Standard Insurance Company and The Standard Life Insurance Company of New York.

STANCORP FINANCIAL GROUP, INC.

Financial Results

(In millions)

RESULTS BY SEGMENT

						2015			2014
2010	2011	2012	2013	2014		3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
					Premiums:
$1,892.9	$1,973.0	$1,980.6	$1,926.9	$1,842.8	Employee Benefits	$486.2	$488.9	$478.0	$462.2	$453.9	$467.3	$459.4
163.3	172.3	176.6	190.5	199.1	Individual Disability	51.5	50.9	50.4	51.8	50.3	48.9	48.1

2,056.2	2,145.3	2,157.2	2,117.4	2,041.9	Insurance Services	537.7	539.8	528.4	514.0	504.2	516.2	507.5
41.5	8.0	6.7	6.9	10.5	Asset Management	0.8	2.8	3.7	1.8	3.1	3.0	2.6

2,097.7	2,153.3	2,163.9	2,124.3	2,052.4	Total premiums	538.5	542.6	532.1	515.8	507.3	519.2	510.1

					Administrative fees:
9.3	12.0	13.7	15.1	16.5	Employee Benefits	4.3	4.1	4.0	4.3	3.8	4.2	4.2
0.3	0.3	0.2	0.2	0.2	Individual Disability	—	0.1	—	0.1	—	0.1	—

9.6	12.3	13.9	15.3	16.7	Insurance Services	4.3	4.2	4.0	4.4	3.8	4.3	4.2
121.5	119.9	118.8	124.9	133.4	Asset Management	33.3	33.8	33.7	34.2	33.9	33.1	32.2
(14.6)	(16.7)	(18.0)	(18.6)	(19.3)	Other	(5.1)	(4.9)	(5.0)	(4.8)	(4.9)	(4.8)	(4.8)

116.5	115.5	114.7	121.6	130.8	Total administrative fees	32.5	33.1	32.7	33.8	32.8	32.6	31.6

					Net investment income:
286.3	290.6	294.3	278.5	261.1	Employee Benefits	64.4	65.2	63.9	64.9	64.9	66.1	65.2
52.6	53.0	54.7	53.7	53.1	Individual Disability	13.5	14.2	13.7	13.3	13.1	13.3	13.4

338.9	343.6	349.0	332.2	314.2	Insurance Services	77.9	79.4	77.6	78.2	78.0	79.4	78.6
251.0	262.7	278.6	293.2	283.3	Asset Management	69.8	75.0	71.2	72.2	69.4	72.2	69.5
13.8	12.9	14.0	18.1	19.7	Other	6.0	4.9	4.5	5.5	5.2	3.2	5.8

603.7	619.2	641.6	643.5	617.2	Total net investment income	153.7	159.3	153.3	155.9	152.6	154.8	153.9

(49.0)	(6.3)	(8.4)	(12.8)	(12.1)	Net capital (losses) gains	(6.2)	(0.5)	(8.6)	(6.8)	(4.7)	0.5	(1.1)

2,768.9	2,881.7	2,911.8	2,876.6	2,788.3	Total revenues	718.5	734.5	709.5	698.7	688.0	707.1	694.5

					Benefits and expenses:
1,925.1	2,117.7	2,150.5	1,993.4	1,904.9	Employee Benefits	494.9	508.1	493.7	475.1	441.5	500.9	487.4
169.2	180.0	180.5	187.5	198.5	Individual Disability	47.6	40.6	41.4	49.5	50.9	55.0	43.1

2,094.3	2,297.7	2,331.0	2,180.9	2,103.4	Insurance Services	542.5	548.7	535.1	524.6	492.4	555.9	530.5
358.5	329.3	340.1	345.7	349.3	Asset Management	84.9	87.1	89.2	89.5	85.6	86.3	87.9
34.2	56.2	43.9	20.5	30.5	Other	10.1	9.3	7.8	8.4	7.1	7.6	7.4

2,487.0	2,683.2	2,715.0	2,547.1	2,483.2	Total benefits and expenses	637.5	645.1	632.1	622.5	585.1	649.8	625.8

					Income (loss) before income taxes:
263.4	157.9	138.1	227.1	215.5	Employee Benefits	60.0	50.1	52.2	56.3	81.1	36.7	41.4
47.0	45.6	51.0	56.9	53.9	Individual Disability	17.4	24.6	22.7	15.7	12.5	7.3	18.4

310.4	203.5	189.1	284.0	269.4	Insurance Services	77.4	74.7	74.9	72.0	93.6	44.0	59.8
55.5	61.3	64.0	79.3	77.9	Asset Management	19.0	24.5	19.4	18.7	20.8	22.0	16.4
(84.0)	(66.3)	(56.3)	(33.8)	(42.2)	Other	(15.4)	(9.8)	(16.9)	(14.5)	(11.5)	(8.7)	(7.5)

281.9	198.5	196.8	329.5	305.1	Total income before income taxes	81.0	89.4	77.4	76.2	102.9	57.3	68.7
95.7	61.6	59.6	103.9	94.8	Income taxes	25.8	25.1	20.9	24.6	33.1	16.5	20.6

$186.2	$136.9	$137.2	$225.6	$210.3	Net income	$55.2	$64.3	$56.5	$51.6	$69.8	$40.8	$48.1

STANCORP FINANCIAL GROUP, INC.

Financial Results

(Dollars in millions)

INSURANCE SERVICES

						2015			2014
2010	2011	2012	2013	2014		3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
$2,056.2	$2,145.3	$2,157.2	$2,117.4	$2,041.9	Premiums	$537.7	$539.8	$528.4	$514.0	$504.2	$516.2	$507.5
9.6	12.3	13.9	15.3	16.7	Administrative fees	4.3	4.2	4.0	4.4	3.8	4.3	4.2
338.9	343.6	349.0	332.2	314.2	Net investment income	77.9	79.4	77.6	78.2	78.0	79.4	78.6

2,404.7	2,501.2	2,520.1	2,464.9	2,372.8	Total revenues	619.9	623.4	610.0	596.6	586.0	599.9	590.3

					Benefits and expenses:
1,566.4	1,750.9	1,773.3	1,637.7	1,561.4	Benefits to policyholders	395.5	399.9	391.8	388.8	355.2	421.0	396.4
4.8	4.6	4.2	4.3	2.6	Interest credited	0.7	1.2	0.7	—	0.7	1.2	0.7
331.8	338.7	349.1	340.0	349.2	Operating expenses	94.1	95.1	90.6	90.2	89.3	85.5	84.2
175.7	185.1	172.7	174.2	170.6	Commissions and bonuses	48.0	43.5	50.5	41.5	43.4	41.3	44.4
34.5	36.6	37.5	35.2	31.5	Premium taxes	9.8	9.6	9.1	6.8	7.5	8.1	9.1
(61.3)	(64.5)	(55.9)	(60.3)	(61.4)	Deferral of acquisition costs	(18.8)	(13.6)	(19.7)	(14.7)	(16.6)	(13.0)	(17.1)
42.4	46.3	50.1	49.8	49.5	Amortization of deferred acquisition costs, value of business acquired and other intangible assets	13.2	13.0	12.1	12.0	12.9	11.8	12.8

2,094.3	2,297.7	2,331.0	2,180.9	2,103.4	Total benefits and expenses	542.5	548.7	535.1	524.6	492.4	555.9	530.5

$310.4	$203.5	$189.1	$284.0	$269.4	Income before income taxes	$77.4	$74.7	$74.9	$72.0	$93.6	$44.0	$59.8

					Statistics (% of total premiums):
16.1%	15.8%	16.2%	16.1%	17.1%	Operating expenses	17.5%	17.6%	17.1%	17.5%	17.7%	16.6%	16.6%
15.1	9.5	8.8	13.4	13.2	Income before income taxes	14.4	13.8	14.2	14.0	18.6	8.5	11.8

STANCORP FINANCIAL GROUP, INC.

Financial Results

(Dollars in millions)

EMPLOYEE BENEFITS

						2015			2014
2010	2011	2012	2013	2014		3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
					Premiums:
$835.7	$892.6	$883.7	$849.7	$808.6	Life and AD&D	$210.9	$204.3	$214.3	$203.5	$202.0	$202.9	$200.2
799.9	803.3	801.4	783.0	753.8	LTD	194.3	195.4	195.1	188.1	187.1	189.4	189.2
203.7	208.0	212.6	229.0	219.0	STD	64.5	61.5	60.1	52.0	55.2	57.5	54.3
81.5	81.6	78.9	78.3	79.0	Other	21.7	20.3	21.1	20.5	19.9	19.4	19.2
(27.9)	(12.5)	4.0	(13.1)	(17.6)	Experience rated refunds	(5.2)	7.4	(12.6)	(1.9)	(10.3)	(1.9)	(3.5)

1,892.9	1,973.0	1,980.6	1,926.9	1,842.8	Total premiums	486.2	488.9	478.0	462.2	453.9	467.3	459.4
9.3	12.0	13.7	15.1	16.5	Administrative fees	4.3	4.1	4.0	4.3	3.8	4.2	4.2
286.3	290.6	294.3	278.5	261.1	Net investment income	64.4	65.2	63.9	64.9	64.9	66.1	65.2

2,188.5	2,275.6	2,288.6	2,220.5	2,120.4	Total revenues	554.9	558.2	545.9	531.4	522.6	537.6	528.8

					Benefits and expenses:
1,457.3	1,635.0	1,657.1	1,515.9	1,431.4	Benefits to policyholders	365.1	377.6	369.5	357.7	321.1	382.2	370.4
4.8	4.6	4.2	4.3	2.6	Interest credited	0.7	1.2	0.7	—	0.7	1.2	0.7
306.2	312.3	323.6	313.3	321.4	Operating expenses	86.5	87.4	83.0	83.1	82.2	78.7	77.4
129.9	137.1	125.1	126.7	122.6	Commissions and bonuses	35.0	31.6	37.6	29.1	30.5	29.7	33.3
31.1	33.0	33.6	31.3	27.9	Premium taxes	8.7	8.5	8.1	5.9	6.6	7.3	8.1
(25.5)	(27.4)	(18.3)	(22.2)	(23.4)	Deferral of acquisition costs	(7.5)	(4.7)	(10.6)	(6.0)	(5.3)	(3.9)	(8.2)
21.3	23.1	25.2	24.1	22.4	Amortization of deferred acquisition costs, value of business acquired and other intangible assets	6.4	6.5	5.4	5.3	5.7	5.7	5.7

1,925.1	2,117.7	2,150.5	1,993.4	1,904.9	Total benefits and expenses	494.9	508.1	493.7	475.1	441.5	500.9	487.4

$263.4	$157.9	$138.1	$227.1	$215.5	Income before income taxes	$60.0	$50.1	$52.2	$56.3	$81.1	$36.7	$41.4

					Benefit ratio (including interest credited):
66.8%	72.1%	72.6%	68.5%	67.6%	% of total revenues	65.9%	67.9%	67.8%	67.3%	61.6%	71.3%	70.2%
77.2	83.1	83.9	78.9	77.8%	% of total premiums	75.2	77.5	77.4	77.4	70.9	82.0	80.8

					Statistics (% of total premiums):
16.2%	15.8%	16.3%	16.3%	17.4%	Operating expenses	17.8%	17.9%	17.4%	18.0%	18.1%	16.8%	16.8%
13.9	8.0	7.0	11.8	11.7	Income before income taxes	12.3	10.2	10.9	12.2	17.9	7.9	9.0

					Annualized new sales:
$156.9	$155.5	$104.0	$89.9	$87.5	Life and AD&D	$23.3	$12.7	$64.7	$32.2	$22.5	$5.1	$27.7
103.1	107.7	88.4	66.0	66.6	LTD	12.6	8.1	29.9	26.3	16.9	7.9	15.5
45.1	42.6	31.2	40.6	31.8	STD	16.0	5.9	17.8	12.6	7.8	2.9	8.5
25.5	30.6	21.4	25.6	29.7	Other	15.7	5.5	10.9	8.2	5.6	5.1	10.8

$330.6	$336.4	$245.0	$222.1	$215.6	Total annualized new sales	$67.6	$32.2	$123.3	$79.3	$52.8	$21.0	$62.5

					Persistency (% of premiums):
89.8%	89.8%	87.3%	85.2%	86.7%	Life and AD&D
89.1	89.7	87.8	87.9	88.6	LTD
87.9	87.1	86.6	91.9	82.0	STD
78.3	76.7	74.2	79.3	73.5	Other

88.7%	88.8%	86.7%	86.7%	86.1%	Total persistency

STANCORP FINANCIAL GROUP, INC.

Financial Results

(Dollars in millions)

INDIVIDUAL DISABILITY

						2015			2014
2010	2011	2012	2013	2014		3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
$ 163.3	$172.3	$176.6	$190.5	$199.1	Premiums	$51.5	$50.9	$50.4	$51.8	$50.3	$48.9	$48.1
0.3	0.3	0.2	0.2	0.2	Administrative fees	—	0.1	—	0.1	—	0.1	—
52.6	53.0	54.7	53.7	53.1	Net investment income	13.5	14.2	13.7	13.3	13.1	13.3	13.4

216.2	225.6	231.5	244.4	252.4	Total revenues	65.0	65.2	64.1	65.2	63.4	62.3	61.5

					Benefits and expenses:
109.1	115.9	116.2	121.8	130.0	Benefits to policyholders	30.4	22.3	22.3	31.1	34.1	38.8	26.0
25.6	26.4	25.5	26.7	27.8	Operating expenses	7.6	7.7	7.6	7.1	7.1	6.8	6.8
45.8	48.0	47.6	47.5	48.0	Commissions and bonuses	13.0	11.9	12.9	12.4	12.9	11.6	11.1
3.4	3.6	3.9	3.9	3.6	Premium taxes	1.1	1.1	1.0	0.9	0.9	0.8	1.0
(35.8)	(37.1)	(37.6)	(38.1)	(38.0)	Deferral of acquisition costs	(11.3)	(8.9)	(9.1)	(8.7)	(11.3)	(9.1)	(8.9)
21.1	23.2	24.9	25.7	27.1	Amortization of deferred acquisition costs, value of business acquired and other intangible assets	6.8	6.5	6.7	6.7	7.2	6.1	7.1

169.2	180.0	180.5	187.5	198.5	Total benefits and expenses	47.6	40.6	41.4	49.5	50.9	55.0	43.1

$47.0	$45.6	$51.0	$56.9	$53.9	Income before income taxes	$17.4	$24.6	$22.7	$15.7	$12.5	$7.3	$18.4

					Benefit ratio:
50.5%	51.4%	50.2%	49.8%	51.5%	% of total revenues	46.8%	34.2%	34.8%	47.7%	53.8%	62.3%	42.3%
66.8	67.3	65.8	63.9	65.3	% of total premiums	59.0	43.8	44.2	60.0	67.8	79.3	54.1

					Statistics (% of premiums):
15.7%	15.3%	14.4%	14.0%	14.0%	Operating expenses	14.8%	15.1%	15.1%	13.7%	14.1%	13.9%	14.1%
28.8	26.5	28.9	29.9	27.1	Income before income taxes	33.8	48.3	45.0	30.3	24.9	14.9	38.3

$21.1	$22.2	$21.1	$21.3	$22.6	Annualized new sales	$7.7	$5.2	$5.7	$5.9	$7.3	$4.9	$4.5

94.8%	95.1%	95.0%	94.5%	94.6%	Persistency (% of premiums)

STANCORP FINANCIAL GROUP, INC.

Financial Results

(Dollars in millions)

ASSET MANAGEMENT

						2015			2014
2010	2011	2012	2013	2014		3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
$41.5	$8.0	$6.7	$6.9	$10.5	Premiums	$0.8	$2.8	$3.7	$1.8	$3.1	$3.0	$2.6
121.5	119.9	118.8	124.9	133.4	Administrative fees	33.3	33.8	33.7	34.2	33.9	33.1	32.2
251.0	262.7	278.6	293.2	283.3	Net investment income	69.8	75.0	71.2	72.2	69.4	72.2	69.5

414.0	390.6	404.1	425.0	427.2	Total revenues	103.9	111.6	108.6	108.2	106.4	108.3	104.3

					Benefits and expenses:
53.4	20.3	19.7	17.7	20.8	Benefits to policyholders	8.8	4.8	6.9	5.3	5.6	5.2	4.7
153.6	156.4	167.1	172.1	162.0	Interest credited	34.7	39.7	40.4	41.8	38.0	39.4	42.8
119.0	115.2	117.4	116.5	122.7	Operating expenses	30.6	31.5	31.3	31.4	31.3	30.1	29.9
30.4	33.6	31.0	33.7	36.6	Commissions and bonuses	8.9	9.9	10.2	11.0	9.8	8.4	7.4
0.2	0.1	—	0.1	—	Premium taxes	—	—	—	—	—	—	—
0.1	—	—	—	—	Interest expense	—	—	—	—	—	—	—
(14.7)	(17.2)	(15.5)	(16.6)	(18.7)	Deferral of acquisition costs	(4.2)	(4.9)	(5.3)	(6.5)	(5.6)	(3.5)	(3.1)
16.5	20.9	20.4	22.2	25.9	Amortization of deferred acquisition costs, value of business acquired and other intangible assets	6.1	6.1	5.7	6.5	6.5	6.7	6.2

358.5	329.3	340.1	345.7	349.3	Total benefits and expenses	84.9	87.1	89.2	89.5	85.6	86.3	87.9

$55.5	$61.3	$64.0	$79.3	$77.9	Income before income taxes	$19.0	$24.5	$19.4	$18.7	$20.8	$22.0	$16.4

					Assets under administration:
$15,281.7	$13,764.9	$14,855.4	$17,346.4	$19,021.9	Retirement Plans	$18,641.9	$19,872.9	$19,832.8	$19,021.9	$18,533.4	$18,701.1	$17,790.6
2,684.2	2,975.7	3,206.4	3,378.9	3,317.7	Individual Annuities	3,370.5	3,360.5	3,338.3	3,317.7	3,290.8	3,250.4	3,310.9
2,697.3	2,691.6	2,781.5	3,056.0	3,304.1	Mortgage loans for other investors	3,404.9	3,383.3	3,324.9	3,304.1	3,255.0	3,175.3	3,114.0
1,224.5	1,001.5	849.0	913.7	884.4	Private client wealth management	—	—	858.4	884.4	894.8	901.7	913.8

$21,887.7	$20,433.7	$21,692.3	$24,695.0	$26,528.1	Total assets under administration	$25,417.3	$26,616.7	$27,354.4	$26,528.1	$25,974.0	$26,028.5	$25,129.3

					Annualized operating expenses:
					(% of average assets under administration)
0.57%	0.58%	0.59%	0.52%	0.47%	Retirement Plans	0.46%	0.46%	0.45%	0.47%	0.47%	0.47%	0.48%

					Interest credited:
					(% of net investment income)
56.5%	54.6%	53.7%	54.5%	57.9%	Retirement Plans	54.3%	54.3%	56.6%	57.7%	58.7%	56.6%	58.5%
69.0	66.5	68.1	65.4	61.3	Individual Annuities	51.6	60.1	62.8	62.3	56.7	58.6	67.0

$363.8	$410.3	$364.2	$387.9	$396.4	Individual Annuity sales	$101.5	$101.0	$119.8	$137.7	$124.0	$78.9	$55.8

$887.5	$1,007.7	$1,184.2	$1,303.1	$1,177.4	Commercial mortgage loans originated	$382.4	$544.9	$335.0	$256.8	$303.5	$372.0	$245.1

STANCORP FINANCIAL GROUP, INC.

Financial Results

(In millions)

OTHER

						2015			2014
2010	2011	2012	2013	2014		3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
$(14.6)	$(16.7)	$(18.0)	$(18.6)	$(19.3)	Administrative fees	$(5.1)	$(4.9)	$(5.0)	$(4.8)	$(4.9)	$(4.8)	$(4.8)
13.8	12.9	14.0	18.1	19.7	Net investment income	6.0	4.9	4.5	5.5	5.2	3.2	5.8
					Net capital (losses) gains:
(0.7)	(1.8)	(3.2)	(1.1)	(1.2)	Total other-than-temporary impairment losses on fixed maturity securities—available-for-sale	(2.9)	(1.6)	—	(0.8)	(0.3)	(0.1)	—
(48.3)	(4.5)	(5.2)	(11.7)	(10.9)	All other net capital (losses) gains	(3.3)	1.1	(8.6)	(6.0)	(4.4)	0.6	(1.1)

(49.0)	(6.3)	(8.4)	(12.8)	(12.1)	Total net capital (losses) gains	(6.2)	(0.5)	(8.6)	(6.8)	(4.7)	0.5	(1.1)

(49.8)	(10.1)	(12.4)	(13.3)	(11.7)	Total revenues	(5.3)	(0.5)	(9.1)	(6.1)	(4.4)	(1.1)	(0.1)

					Benefits and expenses:
(4.6)	17.3	4.0	(13.9)	(1.3)	Operating expenses	2.3	1.6	—	0.7	(0.7)	(0.3)	(1.0)
38.8	38.9	39.9	34.4	31.8	Interest expense	7.8	7.7	7.8	7.7	7.8	7.9	8.4

34.2	56.2	43.9	20.5	30.5	Total benefits and expenses	10.1	9.3	7.8	8.4	7.1	7.6	7.4

$(84.0)	$(66.3)	$(56.3)	$(33.8)	$(42.2)	Loss before income taxes	$(15.4)	$(9.8)	$(16.9)	$(14.5)	$(11.5)	$(8.7)	$(7.5)

STANCORP FINANCIAL GROUP, INC.

Consolidated Balance Sheets

(In millions)

CONSOLIDATED

						2015			2014
2010	2011	2012	2013	2014		3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					ASSETS

					Investments:
$6,419.1	$6,769.5	$7,190.7	$7,120.5	$7,773.7	Fixed maturity securities—available-for-sale	$7,953.2	$7,936.9	$7,885.7	$7,773.7	$7,654.6	$7,468.4	$7,393.5
4,513.6	4,902.3	5,267.4	5,405.1	5,321.1	Commercial mortgage loans, net	5,547.3	5,514.7	5,366.8	5,321.1	5,342.6	5,453.3	5,383.7
153.1	92.7	95.5	65.7	37.0	Real estate, net	25.4	28.5	33.8	37.0	44.3	49.2	60.3
59.5	128.8	171.7	186.5	301.6	Other invested assets	306.6	345.6	313.8	301.6	270.5	277.4	187.9

11,145.3	11,893.3	12,725.3	12,777.8	13,433.4	Total investments	13,832.5	13,825.7	13,600.1	13,433.4	13,312.0	13,248.3	13,025.4
152.0	138.4	160.7	379.3	251.1	Cash and cash equivalents	330.3	281.2	320.6	251.1	263.3	237.7	253.0
101.9	118.8	123.0	118.2	118.4	Premiums and other receivables	141.9	128.7	132.1	118.4	132.0	122.0	118.7
110.8	111.7	109.3	106.8	108.0	Accrued investment income	110.4	109.3	108.2	108.0	108.1	105.9	107.6
938.3	949.3	972.4	988.1	994.2	Amounts recoverable from reinsurers	995.0	999.4	1,000.3	994.2	987.4	986.1	984.3
330.2	344.9	346.5	371.3	381.0	Deferred acquisition costs, value of business acquired and other intangible assets, net	387.7	382.0	380.7	381.0	376.2	368.0	371.3
36.0	36.0	36.0	36.0	36.0	Goodwill	36.0	36.0	36.0	36.0	36.0	36.0	36.0
111.5	101.3	90.7	84.7	79.3	Property and equipment, net	85.2	80.9	79.5	79.3	82.6	82.2	83.8
101.7	113.9	69.3	127.9	129.4	Other assets	166.0	91.9	71.4	129.4	94.9	124.0	135.3
4,787.4	4,593.5	5,154.3	6,393.2	7,179.8	Separate account assets	6,797.2	7,431.4	7,458.5	7,179.8	7,031.9	7,133.5	6,528.3

$17,815.1	$18,401.1	$19,787.5	$21,383.3	$22,710.6	Total assets	$22,882.2	$23,366.5	$23,187.4	$22,710.6	$22,424.4	$22,443.7	$21,643.7

					LIABILITIES AND SHAREHOLDERS’ EQUITY

					Liabilities:
$5,502.3	$5,683.6	$5,843.2	$5,846.9	$5,832.3	Future policy benefits and claims	$5,820.4	$5,827.0	$5,842.0	$5,832.3	$5,818.0	$5,855.7	$5,830.2
4,627.8	5,078.1	5,531.1	6,051.6	6,537.8	Other policyholder funds	6,905.5	6,868.7	6,628.9	6,537.8	6,372.2	6,204.6	6,174.5
50.8	103.9	148.6	61.9	60.0	Deferred tax liabilities, net	16.7	37.5	84.1	60.0	88.8	116.4	95.2
2.2	251.2	1.0	1.5	1.1	Short-term debt	1.2	1.0	1.1	1.1	1.2	1.9	1.7
551.9	300.9	551.4	551.9	503.9	Long-term debt	504.8	503.9	504.1	503.9	503.7	504.3	504.8
401.3	402.5	393.2	330.7	440.1	Other liabilities	564.4	458.7	411.9	440.1	352.9	375.7	290.3
4,787.4	4,593.5	5,154.3	6,393.2	7,179.8	Separate account liabilities	6,797.2	7,431.4	7,458.5	7,179.8	7,031.9	7,133.5	6,528.3

15,923.7	16,413.7	17,622.8	19,237.7	20,555.0	Total liabilities	20,610.2	21,128.2	20,930.6	20,555.0	20,168.7	20,192.1	19,425.0

					Shareholders’ equity:
158.2	82.4	89.6	68.0	5.3	Common stock	23.3	15.8	11.0	5.3	—	—	42.8
160.9	235.1	309.3	134.7	114.3	Accumulated other comprehensive income	36.7	65.7	153.3	114.3	188.7	225.9	184.9
1,572.3	1,669.9	1,765.8	1,942.9	2,036.0	Retained earnings	2,212.0	2,156.8	2,092.5	2,036.0	2,067.0	2,025.7	1,991.0

1,891.4	1,987.4	2,164.7	2,145.6	2,155.6	Total shareholders’ equity	2,272.0	2,238.3	2,256.8	2,155.6	2,255.7	2,251.6	2,218.7

$17,815.1	$18,401.1	$19,787.5	$21,383.3	$22,710.6	Total liabilities and shareholders’ equity	$22,882.2	$23,366.5	$23,187.4	$22,710.6	$22,424.4	$22,443.7	$21,643.7

STANCORP FINANCIAL GROUP, INC.

Cash and Investments Statistics

(Dollars in millions)

CONSOLIDATED

						2015			2014
2010	2011	2012	2013	2014		3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Investments:
					Fixed maturity securities—available-for-sale:
$5,620.7	$5,983.3	$6,222.3	$6,179.2	$6,715.1	Public	$6,802.9	$6,811.0	$6,810.8	$6,715.1	$6,615.1	$6,419.6	$6,409.0
798.4	786.2	968.4	941.3	1,058.6	Private	1,150.3	1,125.9	1,074.9	1,058.6	1,039.5	1,048.8	984.5

6,419.1	6,769.5	7,190.7	7,120.5	7,773.7	Total fixed maturity securities—available-for-sale	7,953.2	7,936.9	7,885.7	7,773.7	7,654.6	7,468.4	7,393.5
4,513.6	4,902.3	5,267.4	5,405.1	5,321.1	Commercial mortgage loans, net	5,547.3	5,514.7	5,366.8	5,321.1	5,342.6	5,453.3	5,383.7
153.1	92.7	95.5	65.7	37.0	Real estate, net	25.4	28.5	33.8	37.0	44.3	49.2	60.3
59.5	128.8	171.7	186.5	301.6	Other invested assets	306.6	345.6	313.8	301.6	270.5	277.4	187.9

11,145.3	11,893.3	12,725.3	12,777.8	13,433.4	Total investments	13,832.5	13,825.7	13,600.1	13,433.4	13,312.0	13,248.3	13,025.4
152.0	138.4	160.7	379.3	251.1	Cash and cash equivalents	330.3	281.2	320.6	251.1	263.3	237.7	253.0

$11,297.3	$12,031.7	$12,886.0	$13,157.1	$13,684.5	Total cash and investments	$14,162.8	$14,106.9	$13,920.7	$13,684.5	$13,575.3	$13,486.0	$13,278.4

					Percent of cash and investments:
56.8%	56.3%	55.8%	54.1%	56.8%	Fixed maturity securities—available-for-sale	56.2%	56.3%	56.6%	56.8%	56.4%	55.4%	55.7%
40.0	40.7	40.9	41.1	38.9	Commercial mortgage loans, net	39.2	39.1	38.6	38.9	39.4	40.4	40.5
1.4	0.8	0.7	0.5	0.3	Real estate, net	0.2	0.2	0.2	0.3	0.3	0.4	0.5
0.5	1.1	1.3	1.4	2.2	Other invested assets	2.1	2.4	2.3	2.2	2.0	2.0	1.4
1.3	1.1	1.3	2.9	1.8	Cash and cash equivalents	2.3	2.0	2.3	1.8	1.9	1.8	1.9

					Fixed maturity securities—available-for-sale:
106.7%	109.0%	110.3%	104.5%	105.2%	Market value as a % of amortized cost	103.3%	103.7%	106.1%	105.2%	105.3%	106.4%	105.5%

STANCORP FINANCIAL GROUP, INC.

Other Investment Statistics

(Dollars in millions)

CONSOLIDATED

						2015			2014
2010	2011	2012	2013	2014		3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Portfolio yield:
5.31%	5.08%	4.66%	4.34%	3.99%	Fixed maturity securities - available-for-sale	3.97%	3.95%	3.97%	3.99%	4.03%	4.15%	4.18%
6.45	6.34	6.09	5.84	5.61	Commercial mortgage loans, net	5.37	5.43	5.53	5.61	5.66	5.72	5.80

					Fixed maturity securities - available-for-sale:
					Quality rating (as % of fixed maturities):
71.8%	70.2%	66.2%	63.4%	61.8%	A- or higher	62.7%	62.5%	61.5%	61.8%	62.3%	62.2%	62.7%
23.0	24.6	28.4	31.0	32.7	BBB- to BBB+	31.9	32.1	32.9	32.7	32.0	31.8	31.5
3.5	3.9	3.8	4.0	3.9	BB- to BB+	3.8	3.7	4.0	3.9	3.8	4.1	4.1
1.7	1.3	1.6	1.6	1.6	B+ or lower	1.6	1.7	1.6	1.6	1.9	1.9	1.7

					Commercial mortgage loan statistics:
					Sixty-day delinquencies:
$19.6	$17.1	$21.3	$15.2	$8.6	Book value	$3.1	$8.7	$4.6	$8.6	$10.6	$14.4	$21.7
0.43%	0.34%	0.40%	0.28%	0.16%	Rates - overall %	0.06%	0.16%	0.08%	0.16%	0.19%	0.26%	0.40%

$118.6	$40.3	$23.6	$20.0	$5.2	Foreclosed during period	$0.4	$0.5	$—	$—	$1.7	$0.6	$2.9
9.3	5.1	9.8	7.4	0.5	In process of foreclosure	0.4	1.0	0.8	0.5	1.4	5.5	3.0
8.2	5.1	9.8	7.4	0.5	Included in sixty-day delinquencies	0.4	0.8	0.8	0.5	1.4	5.5	3.0
76.6	93.7	77.6	100.8	108.8	Net balance of restructured loans*	106.9	102.1	110.9	108.8	97.6	95.5	88.5

					Reserve balances:
$36.1	$48.1	$46.6	$43.6	$40.0	Commercial mortgage loans, net	$33.3	$35.5	$38.9	$40.0	$41.5	$44.4	$43.5

*	Amount is calculated using statutory accounting principles